Victory Portfolios

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

(the “Funds”)

Supplement dated September 14, 2026

to the Summary Prospectus and Prospectus dated November 1, 2025,

as in effect and may be amended from time to time

Effective immediately, the Funds are open to new investors. Accordingly, the disclosure under “Purchase and Sale of Fund Shares” in the Funds’ Summary Prospectus, which states, “The Fund generally is closed to new investors. See the section titled How to Buy Shares in the Fund’s Prospectus for more information.,” and the section titled “Closed to New Investors” under “How to Buy Shares” in the Statutory Prospectus are hereby deleted in their entirety.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

34287-00-0926